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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): FEBRUARY 10, 2000

                          INTERNET PICTURES CORPORATION
             (Exact name of registrant as specified in its charter)


                          DELAWARE 000-26363 52-2213841
                    (State or other (Commission (IRS Employer
       jurisdiction of incorporation) File Number) Identification Number)


1009 Commerce Park Drive Oak Ridge, Tennessee                          37830
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (423) 482-3000
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                                bamboo.com, Inc.
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         On January 19, 2000, Interactive Pictures Corporation ("IPIX") and bamboo.com, Inc. ("bamboo.com"), now known as Internet Pictures Corporation, completed the merger contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated October 25, 1999 between IPIX and bamboo.com.

         Bamboo-Mergersub, Inc., a wholly owned subsidiary of bamboo.com, was merged with and into IPIX (the "Merger"), with IPIX surviving as a wholly owned subsidiary of bamboo.com, effective as of January 19, 2000. Each share of IPIX common stock was converted into the right to receive 1.3690 shares of bamboo.com common stock. The conversion ratio was determined through arm's length negotiations concerning the terms of the Merger Agreement.

         The Merger Agreement is incorporated herein by reference from bamboo.com's Current Report on Form 8-K for an event dated October 25, 1999 and is listed herein as Exhibit 2.1. A copy of IPIX and bamboo.com's joint press release announcing the effectiveness of the Merger is incorporated herein by reference and is included as Exhibit 99.1. The foregoing description of such document is qualified in its entirety by reference to such Exhibit.

         On January 19, 2000, Internet Pictures Corporation, a wholly-owned subsidiary of bamboo.com, merged with and into bamboo.com. The purpose of the merger was to change the name of bamboo.com to Internet Pictures Corporation (the "Company"). A copy of the agreement and plan of merger between Internet Pictures Corporation and bamboo.com is included as Exhibit 2.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. Pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended, the Company hereby incorporates by reference the consolidated financial information of IPIX included in the Company's registration statement filed on Form S-4 filed with the Commission on November 17, 1999, as amended on December 16, 1999 and declared effective on December 16, 1999 (File No. 333-91139) (the "Registration Statement").

         (b) Pro Forma Financial Information. Pursuant to Rule 12b-23 of the Exchange Act, the Company hereby incorporates by reference the pro forma combined financial information of the Company included in its Registration Statement previously filed with the Commission.


         (c)      Exhibits:

2.1* Agreement and Plan of Merger dated as of October 25, 1999 by and among Interactive Pictures Corporation and bamboo.com, Inc. (filed as Exhibit
         2.1 to bamboo.com's Current Report on Form 8-K for an event dated October 25, 1999 and incorporated herein by reference.)

2.2 Form of Agreement and Plan of Merger dated as of January 19, 2000 by and among bamboo.com, Inc. and Internet Pictures Corporation

99.1     Press Release Dated January 19, 2000.

* Previously filed by the Company in its Form 8-K filing on November 1, 1999 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET PICTURES CORPORATION

Dated:  February 10, 2000
                                                     /s/ Matthew S. Heiter
                                                     ---------------------
                                                     Matthew S. Heiter
                                                     Executive Vice President
                                                     and General Counsel



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                                  EXHIBIT INDEX


Exhibit                       Description
-------                       -----------

2.1*                          Agreement and Plan of Merger dated as of October 25, 1999 by and among
                              Interactive Pictures Corporation and bamboo.com, Inc.

2.2 Form of Agreement and Plan of Merger dated as of January 19, 2000 by and among bamboo.com, Inc.
                              and Internet Pictures Corporation.

99.1                          Press Release Dated January 19, 2000

* Previously filed by the Company in its Form 8-K filing on November 1, 1999 and incorporated by reference herein.